National Coal Corp. Coal Trading Association & American Coal Council Coal Trading Conference December 4, 2007 EXHIBIT 99.1

This presentation contains “forward-looking statements” that include information relating to future events and future financial and operating performance. Examples of forward looking statements include the projected production, revenues, profitability and cash flows from new mines opened on the New River Tract. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:
– the worldwide demand for coal;
– the price of coal;
– the price of alternative fuel sources;
– the supply of coal and other competitive factors;
– the costs to mine and transport coal;
– the ability to obtain new mining permits;
– the costs of reclamation of previously mined properties;
– the risks of expanding coal production;
– the ability to bring new mining properties on-line on schedule;
– industry competition;
– our ability to continue to execute our growth strategies; and
– general economic conditions.
These and other risks are more fully described in the Company’s filings with the Securities and Exchange Commission including the Company’s most recently filed Annual report on Form 10-K and Quarterly Reports on Form 10-Q, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-
looking information, except to the extent required by applicable securities laws. If we do update one or more forward-
looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Forward-Looking Information

3 Coal Trading Association & American Coal Council Coal Trading Conference Bull vs. Bear Debate The Bull Perspective Daniel Roling President & CEO National Coal Corp.

Coal Trading Association & American Coal Council - Coal Trading Conference
Global Market
Coal fundamentals are leaning towards tightness in a market where global demand is exceeding supply.
Supply constraints are exacerbated by infrastructure constraints, e.g., coal exports from the world’s largest exporter – Australia – are limited by its port capacity.
– Year-to-date port queues in Australia are up over 200.0% versus the same period last year and the average ship wait time is about 24 days versus 9 days last year.
– Rio Tinto declared force majeure and reduced forecast Q1 2008 shipments.
The IEA estimates that global demand for coal will grow at 2.2% a year until 2030.
China and India are leading the increase in demand and will continue to do so for a number of years, as they emerge into developed countries.
Coal remains the cheapest fuel option for electricity generation, resulting in increased utilization rates and rapid construction of new plants in developing countries.
In the United States construction of coal-fired plants are growing faster than at any time in the past seven years
In Europe, some utilities are converting oil-fired plants into coal-fired plants.

▪

▪

▪

▪

$/tonne
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07

Coal Trading Association & American Coal Council - Coal Trading Conference
Global Market
On the international scale, coal pricing has seen a dramatic increase.
Infrastructure issues abound globally, including capacity constrained Australian ports and more recently, a power outage on the rail line leading to Richard’s Bay; both have put upward pressure on international coal pricing
The API2 European thermal coal pricing has increased 90.6% to $129.68/tonne YTD, while
Newcastle Australian spot thermal prices have increased 80.2% to $93.00/tonne during the same period.
Source:  Bloomberg, Natixis Bleichroeder estimates
0
20
40
60
80
100
120
140
API2 Newcastle

Coal Trading Association & American Coal Council - Coal Trading Conference
US Market
Supply exceed demand during 2006 as electricity generation declined due to mild weather
However, demand is expected to exceed supply during 2007, and remain tight for the foreseeable future
Estimated 2007 demand will exceed estimated supply as a result of:
– Mine closures
– Increased electricity generation
– A weak US Dollar – contributing to increased exports and leveling off of imports
– Strong International demand for coal, China is now a net importer
– Inventory drawdown has run its course
Producer consolidation continues while reinvestment wanes
– During 2006 the top 10 producers represented 65% of total coal production versus only 33% during 1980
Source:  EIA
Coal
Available Total Consumption Total Net
Net   For Domestic For Electricity Domestic Available
Year East West PRB Total Imports Exports Exports Consumption Generation Coking Other Consumption Coal
2000 508 566 377 1,074 13 58 46 1,028 986 29 69 1,084 -56
2001 529 599 408 1,128 20 49 29
1,099
964 26 70
1,060 39
2002 493 601 411 1,094 17 40 23 1,072 978 24 65 1,066 5
2003 469 603 413 1,072 25 43 18 1,054 1,005 24 65 1,095 -41
2004 485 627 436 1,112 27 48 21 1,091 1,016 24 67 1,107 -16
2005 494 638 445 1,131 30 50 19
1,112
1,037 23 65
1,125 -13
2006 489 672 489 1,161 36 50 13 1,148 1,026 23 65 1,114 34
2007E 487 664 490 1,151 36 58 22 1,129 1,055 24 63 1,141 -13
Consumption Domestic Production Net Exports

Coal Trading Association & American Coal Council - Coal Trading Conference
US Market
Coal prices have increased since reaching their recent lows during January 2007.
I believe coal prices will remain healthy given the tight supply and demand scenario
Domestic production has declined, inventories have declined, exports have increased, and imports have leveled off
Strong global demand is once again impacting the domestic U.S. market, which is also robust.
Its not a perfect storm, but the elements are beginning to predict a strong pricing environment.
Prompt Year
36.00
40.00
44.00
48.00
52.00
56.00
60.00
64.00
Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07
CSX-BSK - 12,500 BTU, 1.6 SO2 NS-T/K - 12,500 BTU, 1.2 SO2 NS-T/K - 12,500 BTU, 1.6 SO2
Prompt Year +1
36.00
40.00
44.00
48.00
52.00
56.00
60.00
64.00
Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07
CSX-BSK - 12,500 BTU, 1.6 SO2 NS-T/K - 12,500 BTU, 1.2 SO2 NS-T/K - 12,500 BTU, 1.6 SO2
Source:  United Energy

Days of Supply
CAPP Coal Mid Sulfur Price
2002 J
A
J
O
2003 J
A
J
O
2004 J
A
J
O
2005 J
A
J
O
2006 J
A
J
O
2007 J
A
J

Coal Trading Association & American Coal Council -
Coal Trading Conference
US Market
Supply and Demand always set the price
– Over supply usually leads to higher inventories and lower prices, and a weak market
– Under supply usually leads to lower inventories and higher prices, and a strong market
The inverse relationship between price and inventory levels remains consistent
Source:  Argus, EIA
Coal Pricing – NYMEX 12,500Btu/lb; 1% SO2
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
Days of Supply Price

2002 J
A
J
O
2003 J
A
J
O
2004 J
A
J
O
2005 J
A
J
O
2006 J
A
J
O
2007 J
A
J

Coal Trading Association & American Coal Council -
Coal Trading Conference
US Market
Utility inventories were at a five-year high during April of 2007.
Producers were contributing to the over-supply with their focus on volume.
However, a decline in production and an increase in consumption have led to a decline in utility inventory levels.
Source:  EIA
0
25,000
50,000
75,000
100,000
125,000
150,000
175,000
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
Inventories Production Days of Supply

Coal Trading Association & American Coal Council -
Coal Trading Conference
US Market
Since June of 2006, sub-bituminous (mainly PRB) stocks have increased more than bituminous
(mainly CAPP, NAPP, and Illinois) stocks.
Bituminous stocks appear to be close to closing the gap with 2006 levels.
However, the same cannot be said for sub-bituminous stocks.
Does this imply a preference on burn, or less discipline from certain producers?
Bituminous Coal Stocks (Electric Power Sector)
30,000
40,000
50,000
60,000
70,000
80,000
90,000
J F M A M J J A S O N D
2005 2006 2007
Sub-Bituminous Coal Stocks (Electric Power Sector)
30,000
40,000
50,000
60,000
70,000
80,000
90,000
J F M A M J J A S O N D
2005 2006 2007
Source:  EIA

Coal Trading Association & American Coal Council -
Coal Trading Conference
US Market
Through August 2007, coal remains the fuel of
choice, accounting for 46.8% of electricity
generation in the United States¹.
Coal remains the most abundant fuel resource in
the United States as of 2005:
– Coal Reserves:  18,944 million tons (250 –
350 years).
–
Gas Reserves²:  204,385 billion cubic feet (7
– 9 years).
– Petroleum Reserves:  21,757 million barrels
(5 – 10 years).
1 Excluding Alaska & Hawaii
2 Dry Natural Gas
Source:  EIA
Coal
46.8%
Petroleum
1.4%
Other
29.1%
Natural Gas
22.8%

Coal Trading Association & American Coal Council - Coal Trading Conference
US Market
Electricity generation is coal’s primary use,
accounting for 93.1% of all coal
consumption.
Approximately 31.6% of all natural gas
consumption goes to electricity generation.
Only 1.7% of all petroleum consumption
goes to electricity generation.
Oil and Natural Gas have higher value add
and social uses than generating electricity.
Coal Natural Gas Petroleum
(k tons) (k Mcf) (k barrels)
Electricity 1,035,346 6,869,624 115,370
Total 1,112,292 21,718,914 6,759,254
% of Total 93.1% 31.6% 1.7%
Coal Consumption
Electricity
93.1%
Other
6.9%
Natural Gas Consumption
Other
68.4%
Electricity
31.6%
Petroleum Consumption
Electricity
1.7%
Other
98.3%

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal - Corporate Summary
National Coal Corp. (Nasdaq: NCOC), through its wholly owned subsidiary, National Coal
Corporation, engages principally in the business of mining coal by locating, leasing, assessing, permitting, and developing coal properties in the Central & Southern Appalachian regions of the
United States.
The Company began operations in July 2003 and has since produced more than 3.6 million tons of coal.
NCOC owns the coal mineral rights to 74,600 acres of land and leases the rights to approximately
40,900 acres.
As of December 31, 2006, the Company controls approximately 36.2 million tons of recoverable coal.
As of September 30, 2007, operates two underground mines, two surface mines, and two highwall mines, in addition to four preparation plants (two active and two inactive) two unit train loading facilities (both active), and one twenty-four hour coal load out facility (inactive).
On October 19, 2007, the Company acquired Mann Steel Products, Inc. and renamed the company National Coal of Alabama, Inc.
During the nine months ended September 30, 2007, the Company has achieved revenues of
$58.8 million and EBITDA of negative $3.0 million.

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal - Current Financial Position
At September 30, 2007, we had cash and cash equivalents of approximately $19.8 million¹, negative working capital of approximately $6.3 million and negative cash flows from operations of approximately $8.3 million.
At September 30, 2007 we had $55.0 million in publicly traded bonds outstanding on our 10.5% Senior Secured Notes due 2010.
On October 19, 2007, we sold approximately 3.9 million shares of common stock at
$3.00/sh through a private placement, which generated $11.6 million.  The funds were used to finance our acquisition of Mann Steel Products, Inc.  Additionally, we sold 200,000 shares were sold to Daniel A. Roling, President and CEO of National
Coal at $3.00/sh for a total of $600,000.
On March 2, 2007, we sold 3.0 million shares of common stock at $4.65/sh through a private placement which generated proceeds of approximately $14.0 million.  Two institutional investors agreed to purchase 2.8 million shares with the remainder purchased by Daniel A. Roling, President and CEO of National Coal.
1
Total cash and cash equivalents include $2.0 million of cash, $1.1 million in certificates of deposit, and $16.7 million of restricted cash

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal – Business Strategy
Focus on safety and environmental stewardship
Improve profitability & cash flow
– Improve production efficiencies
– Increase production and develop reserves
Continue to develop strong customer relationships
Growth
– Organic
– Acquisition

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal - Becoming A Leader
National Coal remains a new, innovative and growing company with a bright future ahead. Our youth provides us with the opportunity to carry out a fresh approach to coal production.
Energy demand is anticipated to remain strong in the developed world and increase in emerging markets. The infrastructure we have built over the last three years will support us as we capitalize on the opportunity available in the Southeastern U.S.
Consolidation in the coal industry is forecast to continue and may even accelerate given the recent weakness in prices and valuations. We are in an advantageous position to acquire continuous properties and take to advantage of this market phenomenon.
National Coal’s strong reserve position will serve the company well going forward.
Coal is the economic fuel for electricity generation today, tomorrow and well into the future. Companies like National Coal that are prepared to supply coal at competitive prices will lead the industry into the next decade.

Coal Trading Association & American Coal Council -
Coal Trading Conference
(In thousands, except per share data)
2004 2005 2006 Nine Mos. 2007
Consolidated Statement of Income Data:
Sales 16,999 $                  65,873 $                  87,517 $                  58,775 $
Net operating loss carry forwards - 5,392 12,824 -
Net loss (10,429) $               (6,791) $                  (23,421) $               (19,609) $
EPS (2.60) $                    (0.58) $                    (1.59) $                    (1.12) $
Shares outstanding 13,391                     13,977                     16,341                     20,668
Consolidated Balance Sheet Data:
Cash 304 $                       25,435 $                  2,181 $                    2,031 $
Restricted cash 4,575                       7,323                       17,247                     16,669
Property, plant, & equipment, net 35,909                     50,902                     55,838                     54,047
Other assets 3,763                       6,748                       10,726                     10,693
Total Assets 44,551 $                  90,407 $                  85,992 $                  83,439 $
Other 6,225                       13,776                     20,428                     19,228
Total Debt 19,724                     60,015                     67,487                     71,003
Total Debt and Liabilities 25,949                     73,791                     87,915                     90,231
Shareholders' (deficit) equity 18,601                     16,616                     (1,923)                     (6,791)
Total Liabilities and Shareholders' Equity 44,551 $                  90,407 $                  85,992 $                  83,439 $
Other Data:
Capital expenditures 28,600 $                  17,806 $                  24,748 $                  (8,588) $
EBITDA Calculation:
Net loss (10,429) $               (6,791) $                  (23,421) $               (19,609) $
Other (Income) expense 41                            390                          280                          (321)
Interest and financing fees 3,349                       3,967                       7,476                       6,515
Interest income - (129)                        (792)                        (883)
Depreciation, depletion, accretion and amortization 2,473                       10,108                     15,363                     11,340
EBITDA (4,566) $                  7,545 $                    (1,094) $                  (2,957) $

Coal Trading Association & American Coal Council
- Coal Trading Conference
Growth Strategy – Organic & Acquired
As part of its ongoing growth strategy, National Coal has plans to opportunistically acquire nearby mines and coal reserves to leverage its investments in existing railroad and wash plant facilities.
It is the natural acquirer of contiguous reserves and of existing, synergistic operations that have proximity to its current operations.
Therefore, the Company’s ongoing plans to acquire available Central Appalachian properties through a combination of financing strategies and operational initiatives, is anticipated to contribute positively to the current trend toward consolidation, and may contribute to future growth.
National Coal has purchased an exploration rig to accelerate exploration and further expand proven and probable coal reserves.

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal purchases Mann Steel Products
On October 19, 2007 we completed the acquisition of Mann Steel Products, Inc. and subsequently renamed the wholly-owned subsidiary, National Coal of Alabama, Inc.
We purchased Mann Steel for $55.0 million and was funded through a combination of
$60.0 million in debt and $12.0 million in equity.  The equity financing was through a private placement.
The combined company will have over 350 employees and total production capacity of approximately 3.0 million tons. On a Pro-Forma basis, sales for 2007 are expected to be approximately 2.6 million tons and generate about $140.0 million in revenues.
The new subsidiary changes the Company’s production mix with surface mining accounting for about 65.0%, underground 28.0%, and 7.0% from high wall mining.
The acquisition adds three surface mines and approximately 1.0 million tons of production capacity.
National Coal of Alabama has three active surface mines in Alabama and produces steam and industrial coal for the domestic market.

Coal Trading Association & American Coal Council -
Coal Trading Conference
US Market - Alabama
Alabama is one of the largest consumers of coal in the Southeast market and has consistently been in a deficit situation.
Since 1999, the shortfall has been somewhat alleviated by importing coal, but still remains in a deficit situation.
Source:  EIA
('000 Short Tons) Total Coal
Total
Production Imports Exports Net Exports
Available for
Consumption Electric Power
Other
Industrial Coke
Residential &
Commerical Total Balance
1990 29,030 0 7,607 7,607 21,423 22,010 2,237 3,288 105 27,640 -6,217
1991 27,269 0 8,743 8,743 18,526 23,700 2,468 3,166 17 29,351 -10,825
1992 25,796 0 6,853 6,853 18,943 24,988 3,136 3,297 89 31,510 -12,567
1993 24,768 935 6,262 5,327 19,441 27,533 2,268 3,206 40 33,047 -13,606
1994 23,266 1,033 4,997 3,964 19,302 25,817 2,394 3,253 11 31,475 -12,173
1995 24,640 1,109 8,283 7,175 17,466 28,759 2,286 3,257 7 34,309 -16,843
1996 24,637 288 5,897 5,609 19,029 31,216 2,545 3,247 44 37,052 -18,023
1997 24,468 214 5,379 5,165 19,303 30,840 2,738 2,956 73 36,607 -17,304
1998 23,013 885 4,537 3,652 19,361 31,474 2,442 W 9 33,925 -14,564
1999 19,504 4,675 2,683 -1,992 21,496 33,429 2,340 W 23 35,792 -14,296
2000 19,324 7,134 6,050 -1,084 20,408 35,636 2,243 W 53 37,932 -17,524
2001 19,513 7,134 4,466 -2,668 22,180 33,801 2,297 W 16 36,114 -13,934
2002 19,062 5,551 4,040 -1,511 20,572 33,545 2,133 W 4 35,682 -15,110
2003 20,207 8,519 4,226 -4,293 24,500 35,600 2,055 W 3 37,658 -13,158
2004 22,329 8,519 6,495 -2,023 24,352 35,083 2,110 W 0 37,193 -12,841
2005 21,453 10,046 7,317 -2,729 24,182 36,997 1,874 W 2 38,873 -14,691
2006 19,022 12,297 6,230 -6,067 25,089 37,168 1,800 W 26 38,994 -13,905
Consumption Net Exports
W = Withheld data to prevent disclosing individual company data
Exports and imports into the Mobile, AL customs district

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal - Growth
The company has grown since its inception in 2004.
For 2007, we expect to produce 1.5 million tons and have sales of 1.8 million tons.
For 2008, we expect to produce 2.6 million tons and have sales of 2.6 million tons.
0
500
1,000
1,500
2,000
2,500
3,000
2004 2005 2006 2007E 2008E
Production Sales

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal - Growth
Revenue has increased an average of 126.9% per year since the Company began operations in 2004
EBITDA declined during 2006 along with the price of coal
$16,999
$65,873
$87,517
$58,775
($4,566)
$7,545
($1,094)
($2,957)
-$20,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000
2004
2005
2006
Nine Mos. 2007
Sales (in $'000) EBITDA (in $'000)

Coal Trading Association & American Coal Council -
Coal Trading Conference
High Quality & Well Positioned Reserves
In April 2006, the Company engaged Marshall Miller & Associates, Inc., an independent mining engineering firm, to evaluate its reserves.
Based on the recently completed Marshall Miller reserve study, as of December 31,
2006, NCOC controls approximately 36.2 million tons of proven and probable reserves that were recoverable that time.
The study found that the reserves are primarily made up of high Btu, low and mid-
sulfur deposits, and at present have a lifetime of 10 to 20 years.
Our strong reserve locations provide freight cost advantage and pricing flexibility.
Sixty-five percent of total acreage on which these reserves are located is owned by
NCOC which is a distinct advantage over leasing because there are no royalty payments on owned reserves.
The Southeastern part of the United States is the largest electricity market in the country.

Coal Trading Association & American Coal Council -
Coal Trading Conference
National Coal – Enduring Supplier
High Quality and Well Positioned Reserves
Close Proximity to Blue Chip Customers
Diversified Asset Base
Commitment to Safety and Environment
Strong Leadership
* On a dry basis
Coal Reserves by Sulfur Content
<1.5%
61%
>1.5%
39%
Coal Reserves by BTU Content*
13,000<x
<13,500
3%
>13,500
67%
<12,500<
x<13,000
30%
`

EAST KENTUCKY
POWER COOPERATIVE
Duke Energy
Santee Cooper.
GEORGIA POWER
A SOUTHERN COMPANY

Coal Trading Association & American Coal Council -
Coal Trading Conference
AL
     FL
SC
TN
KY
NC
AR
MS
WV
VA
  MD
DE
LA
GA
National Coal - Supplies the Southeast
At present, National Coal has contracts in place with these neighboring utilities to sell approximately 1.4 million tons of coal into 2010.
We are actively pursuing new contracts in the market at present.
2007 Revenue by Customer
EKP
10%
Other
22%
Duke Power
16%
Santee Cooper
28%
Georgia Power
24%